UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 13, 2012

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 Varick Street, New York, NY	10013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  212-231-2000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

On June 14, 2012, Peter Corrao, Inuvo's President and CEO will be presenting a company overview to conference delegates at the Sidoti Semiannual Micro-Cap conference on June 14th at the Grand Hyatt New York, New York.  On June 20, 2012, Mr. Corrao will be presenting a company overview to conference delegates at Marcum's Inaugural MicroCap Conference at New York's Roosevelt Hotel.

A copy of the press release announcing the presentation and the presentation materials are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

    (d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated June 13, 2012, titled "Inuvo to Present at at Sidoti’s Semiannual Micro-Cap Conference on June 14th and Marcum’s Inaugural MicroCap Conference on June 20th."

99.2	Presentation materials for Sidoti’s Semiannual Micro-Cap Conference and Marcum’s Inaugural MicroCap Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: June 13, 2012	By:	/s/ John Pisaris
John Pisaris, General Counsel

EXHIBIT INDEX

99.1	Press release dated June 13, 2012, titled "Inuvo to Present at at Sidoti’s Semiannual Micro-Cap Conference on June 14th and Marcum’s Inaugural MicroCap Conference on June 20th."

99.2	Presentation materials for Sidoti’s Semiannual Micro-Cap Conference and Marcum’s Inaugural MicroCap Conference.